                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 19, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718

         PENNSYLVANIA                                             25-1435979
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On December 19, 2002, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

                  The exhibit listed on the Exhibit Index on page 4 of this Form 8-K is filed herewith.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE PNC FINANCIAL SERVICES
                                               GROUP, INC.
                                               (Registrant)


      Date:  December 19, 2002                 By:  /s/ William C. Mutterperl
                                                  ------------------------------
                                                    William C. Mutterperl
                                                    Vice Chairman


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                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
99.1                  The PNC Financial Services Group, Inc. news release dated
                      December 19, 2002.


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